Exhibit 99.2

PROMISES KEPT – CANOO PRICING FOR LIFESTYLE VEHICLE IS ACCESSIBLE FOR EVERYONE

Preorders for all vehicles open with a $100 reservation

DALLAS, TX (May 17, 2021) – Canoo Inc. (Nasdaq: GOEV), a company developing breakthrough electric vehicles (EVs) has opened its reservations and is taking preorders. Starting today, the lifestyle vehicle, MPDV and pickup truck can be reserved in the United States, with a $100 deposit per vehicle at www.canoo.com/reservations. The Lifestyle Vehicle will be the first vehicle to market in 2022 and has targeted pricing starting from $34,750 -$49,950i for Delivery, Base and Premium models, before incentives, or optional equipment. Deliveries for the Pickup Truck and scaled production for MPDV are scheduled to begin as early as 2023.

“It’s no longer a question of whether America will go EV – but when. Our line-up is future-forward and succeeds where others have struggled: Giving people the EV that works smarter for them at a price that can work for their budgets. That’s why we are designing for flexible use cases and focused on productivity solutions,” said Tony Aquila, Chairman & CEO Canoo Inc. “We are designing for people who work hard, play hard and need something reliable, that will last and give you value. We’re for the 99% not the 1%. Our vehicle line-up is built for the backbone of America – to give you value so you can work smarter.”

Lifestyle Vehicle – The Flex-Vehicle for Everybody

Canoo designed the Lifestyle Vehicle to be cabin forward to maximize interior space and function, with exportable power and customization options – all on a small footprint. Now available in four trims: Base, Premium, Adventure and Delivery – the Lifestyle Vehicle is the ultimate multi-tasker. Without the need for an engine compartment, the Lifestyle Vehicle features Canoo’s unique street view window for improved driver visibility. Our Adventure trim has more ground clearance and a more muscular profile. The bumpers have been enhanced and a metal skid plate was added for increased vehicle durability. And Canoo’s signature headlights and taillights serve as core brand identifiers without the need for a logo.

Like all Canoo vehicles, the Lifestyle Vehicle is a purpose-built EV based on the company’s proprietary and highly versatile multi-purpose platform architecture. The Lifestyle Vehicle has the interior space of a large SUV, with the exterior footprint of a compact car and is made for urban, adventure, families, fleet, ride hailing and more

Anticipated specifications include up to 300hp and 332 lb.-ft. of peak motor torque with 250 miles of battery range. The Lifestyle Vehicle has targeted pricing starting from $34,750 - $49,950i for Delivery, Base and Premium models, before incentives, or optional equipment. Range topping Adventure trim pricing will be announced in the coming months.

The Pickup Truck - Ready for Work & Weekend

Canoo's fully electric pickup truck is all-American and ready for work and the weekend. Featuring a cabin-forward design, steer-by-wire technology and proprietary multi-purpose platform architecture, the pickup truck has an extendable flatbed that competes with America’s best-selling pickup trucks on a smaller footprint—making it easier to maneuver and more convenient to drive. The pickup truck was built to work for users and features accessories that accommodate on-site jobs, including exportable power, advanced exterior lighting, fold down worktable and cargo storage, flip-down side-tables, sidestep and storage, extendable bed with space dividers and multi-accessory charge port.

Specifications include dual or rear motor configurations, with 500+hp and 550 lb.-ft. of torque with dual motors, vehicle payload capacity of 1800 lbs. and 200+ miles of battery range.

The Multi-Purpose Delivery Vehicle (MPDV) - Small Business, Fleet & Family Friendly

Our delivery vehicle is designed to maximize return on investment for a wide range of commercial customers. It was built with small businesses, fleets and last-mile delivery companies in mind. High efficiency and class leading cargo volumes offer cost savings which allow businesses to reinvest and thrive – making this delivery vehicle a great option for independent contractors, tradespeople, utilities, service technicians and more.

Bi-directional onboard charging maximizes functionality and transforms the vehicle into a power plant for equipment and tools that can be powered up even at remote destinations. The vehicle design also accommodates workstations to store and access a variety of devices, products and equipment.

Depending on the configuration, anticipated specifications include up to 200hp and 236 lb.-ft. of peak motor torque with up to 250 miles of battery range.

* Targeted price ranges reflect current estimates and are subject to change. Anticipated vehicle specifications and performance metrics are prospective, reflecting current engineering and design direction, manufacturer simulations and EPA-estimated average range calculation methodology. Final production vehicle specifications and performance metrics are subject to change. Final vehicle specifications for the Lifestyle Vehicle, Pickup Truck and Multi-Purpose Delivery Vehicle will be revealed closer to production.

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About Canoo

Canoo has developed breakthrough electric vehicles that are reinventing the automotive landscape with bold innovations in design, pioneering technologies, and a unique business model that defies traditional ownership to put customers first. Distinguished by its experienced team – totaling over 400 employees from leading technology and automotive companies – Canoo has designed a modular electric platform purpose-built to deliver maximum vehicle interior space and adaptable to support a wide range of vehicle applications for consumers and businesses. For more information, please visit www.canoo.com.

For Canoo press materials, including photos, please visit press.canoo.com. For investors, please visit investors.canoo.com.

Forward-Looking Statements

The information in this press release includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to commercial product launches, potential success of, and ability to accelerate its, go-to-market strategy, and Canoo's ability to capitalize on commercial opportunities. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Canoo's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond Canoo's control. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; failure to realize the anticipated benefits of the business combination with Hennessy Capital Acquisition Corp. IV; the rollout of Canoo's business and the timing of expected business milestones and commercial launch; future market adoption of Canoo's offerings; risks related to Canoo's go-to-market strategy; the effects of competition on Canoo's future business; the ability to issue equity or equity-linked securities, and those factors discussed  under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations"  in Canoo's registration statement on Form S-1 originally filed on January 13, 2021, and the definitive proxy statement/prospectus contained therein, and the Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC on March 31, 2021, as well as its other filings with the SEC, copies of which may be obtained by visiting Canoo's Investors Relations website at investors.canoo.com or the SEC's website at www.sec.gov. If any of these risks materialize or Canoo's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Canoo does not presently know or that Canoo currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Canoo's expectations, plans or forecasts of future events and views as of the date of this press release. Canoo anticipates that subsequent events and developments will cause Canoo's assessments to change. However, while Canoo may elect to update these forward-looking statements at some point in the future, Canoo specifically disclaims any obligation to do so unless required by law. These forward-looking statements should not be relied upon as representing Canoo's assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Media Contact

Agnes Gomes-Koizumi
Vice President, Communications
Agnes.Gomes-Koizumi@canoo.com

[i]	Excludes optional equipment and add ons, premium features, tax, title, license and other fees.